UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant ☒  Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for use of the Commission only (only as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

CHANTICLEER HOLDINGS, INC.
(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with Preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing fee for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.

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Chanticleer Holdings, Inc.
11220 Elm Lane, Suite 103
Charlotte, NC  28277

NOTICE OF SPECIAL MEETING OF THE STOCKHOLDERS TO BE HELD MARCH ___, 2011

Dear Stockholders:

Notice is hereby given that a Special Meeting of Stockholders of Chanticleer Holdings, Inc., a Delaware corporation (“we”, “us” or the “Company”), will be held at 9:00 a.m. local time on March ___, 2011 at the Company’s headquarters, 11220 Elm Lane, Suite 103, Charlotte, NC 28277, to consider and act upon the following items of business:

1.  To authorize the Company to effect a 2-for-1 forward stock split of the Company’s common stock; and

2.  To transact any other business that properly comes before the Special Meeting or any adjournments thereof.

All of the above matters are more fully described in the accompanying Proxy Statement.

Only stockholders of record of the Company at the close of business on January 28, 2011 will be entitled to receive notice of and to vote at the Special Meeting or any adjourned session. A list of all stockholders of record as of the record date will be open for inspection at the meeting.   Any questions regarding the Special Meeting, including questions regarding directions to attend the Special Meeting and vote in person, are to be directed to the Company at (704) 366-5122.

The accompanying Proxy Statement is being mailed to the stockholders on or about February ___, 2006.

Important Notice Regarding the Availability of Proxy Material for the Shareholder Meeting to be held on March ___, 2011 — The proxy statement, annual report on Form 10-K for the year ended December 31, 2009, and quarterly report on Form 10-Q for the nine months ended September 30, 2010, are available on the Internet at __________.

Sincerely,

/s/ Michael D. Pruitt
MICHAEL D. PRUITT
Chief Executive Officer

Charlotte, NC	February ___, 2011

ALL STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD SO THAT YOUR SHARES MAY BE REPRESENTED AT THIS MEETING AND TO ENSURE A QUORUM. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES USING THE ACCOMPANYING ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE YOUR SHARES. PROXIES CAN ALSO BE REVOKED BY SUBMITTING A NEW PROXY WITH A LATER DATE OR BY DELIVERING WRITTEN INSTRUCTIONS TO THE CHIEF EXECUTIVE OFFICER OF THE COMPANY.

WHEN COMPLETING YOUR PROXY CARD, PLEASE SIGN YOUR NAME AS IT APPEARS PRINTED. IF SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE. A PROXY EXECUTED BY A CORPORATION MUST BE SIGNED BY AN AUTHORIZED OFFICER.

CHANTICLEER HOLDINGS, INC.
4201 Congress Street, Suite 145
Charlotte, NC 28209

PROXY STATEMENT
PURSUANT TO SECTION 14(A)
OF THE SECURITIES EXCHANGE ACT OF 1934

SPECIAL MEETING OF THE STOCKHOLDERS TO BE HELD MARCH ___, 2011

This Proxy statement and accompanying form of proxy is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Chanticleer Holdings, Inc. (sometimes hereinafter referred to as “we”, “us”, “Company” or “Chanticleer”), for a Special Meeting of Stockholders of the Company (the “Special Meeting”) to be held at the Company’s corporate offices at 9:00 a.m. local time on March ___, 2011 at 11220 Elm Lane, Suite 103, Charlotte, NC 28277.

At the Special Meeting, stockholders will be asked (i) to authorize the Company to effect a 2-for-1 forward stock split of the Company’s common stock (the “Common Stock”); and (ii) to transact such other business that may properly come before the Special Meeting or any adjournments thereof.

GENERAL

The enclosed proxy is solicited by the Board of the Company for the purposes set forth in the Notice of Special Meeting of Stockholders. The solicitation is being made by mail and we may also use our officers, employees and consultants to solicit proxies from stockholders either in person or by telephone, facsimile, e-mail or letter, without additional compensation. We will pay the cost for solicitation of proxies, including preparation, assembly and mailing this Proxy Statement and proxy. Such costs normally include charges from brokers and other custodians, nominees and fiduciaries for the distribution of proxy materials to the beneficial owners of our Common Stock. The approximate mailing date of this Proxy Statement and Notice of Special Meeting and form of proxy is February ___, 2011.

Pursuant to a vote of the Board, each stockholder of record at the close of business on January 28, 2011 (the “Record Date”), is entitled to notice of and vote at the Special Meeting. As of the close of business on the record date, we had            shares of Common Stock outstanding. Each share of Common Stock outstanding on the record date entitles the holder thereof to one vote. Consistent with Delaware law and as provided under our By-laws, the holders of a majority of the shares entitled to cast votes on a particular matter, present in person or represented by proxy, constitutes a quorum as to such matter.

Required Vote

The affirmative vote of the holders of a majority of our outstanding Common Stock is required to approve the forward stock split under Proposal 1 (the “Forward Split”).  The Board has approved Proposal 1 and recommends that you vote FOR the proposal.

Inspector of Elections

Votes cast by proxy or in person at the Special Meeting will be tabulated by persons appointed by our Board to act as Inspector of Elections for the meeting. The Inspector of Elections will count the total number of votes cast for approval of each proposal for purposes of determining whether sufficient affirmative votes have been cast. The Inspector of Elections will count shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares represented at the Special Meeting held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes are treated as votes against the authorization of the Forward Split under Proposal 1.

Voting

Registered stockholders can vote their shares by mailing their signed proxy card or voting in person. Stockholders who hold their shares in street name will need to contact their broker or other nominee.

Proxies

Proxies returned to us or our transfer agent, Routh Stock Transfer, Inc. (“Transfer Agent”), and properly executed will be voted in accordance with the stockholders’ instructions. You specify your choice by appropriately marking the enclosed proxy card. Brokers holding shares for the account of their clients may vote such shares in the manner directed by their clients.

Any proxy, which is timely signed and returned with no other markings, will be voted in accordance with the recommendation of our Board. The proxies also give our Board discretionary authority to vote the shares represented thereby on any matter which was not known as of the date of this Proxy Statement and is properly presented for action at the Special Meeting.

The execution of a proxy will in no way affect your right to attend the Special Meeting and vote in person. You have the right to revoke your proxy prior to the Special Meeting by giving notice to our Chief Executive Officer, Michael D. Pruitt, at our executive offices. You may also complete and submit a new proxy prior to the Special Meeting or you may revoke a previously submitted proxy at the Special Meeting by giving notice to our Chief Executive Officer at the Special Meeting.

For convenience in voting your shares on the enclosed proxy card, we have enclosed a postage-paid return envelope to our Transfer Agent, who will assist in tabulating the stockholder vote.

Our mailing address is 11220 Elm Lane, Suite 103, Charlotte, NC 28277. Our telephone number is (704) 366-5122, and facsimile number is (704) 366-2463.

Dissenters’ Rights

The corporate actions described in this Proxy Statement will not afford stockholders the opportunity to dissent from the actions described herein or to receive an agreed or judicially appraised value for their shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

To the Company's knowledge, the following table sets forth information with respect to beneficial ownership of outstanding common stock as of December 31, 2011, by:

•	each person known by the Company to beneficially own more than 5% of the outstanding shares of the Company's Common Stock;

•	each of the Company's named executive officers;

•	each of the Company's directors; and

•	all of the Company's executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the U.S. Securities and Exchange Commission (the "SEC") and includes voting or investment power with respect to the securities as well as securities which the individual or group has the right to acquire within 60 days of the original filing of this Proxy Statement. Unless otherwise indicated, the address for those listed below is c/o Chanticleer Holdings, Inc., 11220 Elm Lane, Suite 103, Charlotte, NC  28277. Except as indicated by footnote, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. The number of shares of the Common Stock outstanding used in calculating the percentage for each listed person includes the shares of Common Stock underlying options or other convertible securities held by such persons that are exercisable within 60 days of December 31, 2010, but excludes shares of Common Stock underlying options or other convertible securities held by any other person. The number of shares of Common Stock outstanding as of December 31, 2010, was 1,270,959. Except as noted otherwise, the amounts reflected below are based upon information provided to the Company and filings with the SEC.

	Number of Shares of
Name	Common Stock Owned	Percentage of Class

Sandor Capital Master Fund LP (1)	77,386	6.1%

Robert B. Prag (2)	90,000	7.1%

Michael D. Pruitt (3)	193,262	15.2%

Michael Carroll	2,500	*

Brian Corbman	2,550	*

Paul I. Moskowitz	100	*

Keith Johnson	-	*

Officers and Directors As a Group (5 Persons)	198,412	15.6%

(1)	John S. Lemak has investment and voting control over the securities held by Sandor Capital Master Fund LP. Sandor maintains principal offices at 2828 Routh Street, Suite 500, Dallas, TX 75201.
(2)	Mr. Prag’s address is 2455 El Amigo Road, Del Mar, CA 92014.
(3)	Includes 22,297 shares of common stock held by Avenel Financial Group, Inc., a corporation controlled by Michael D. Pruitt.

FORWARD-LOOKING STATEMENTS MAY PROVE INACCURATE

This Proxy Statement contains forward-looking statements that involve risks and uncertainties. Such statements are based on current expectations, assumptions, estimates and projections about the Company and its industry. Forward-looking statements are subject to known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance, achievements and prospects to be materially different from those expressed or implied by such forward-looking statements. The Company undertakes no obligation to update publicly any forward-looking statements for any reason even if new information becomes available or other events occur in the future. The Company believes that such statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995.

Actual outcomes are dependent upon many factors. Words such as "anticipates," "believes," "estimates," "expects," "hopes," "targets" or similar expressions are intended to identify forward-looking statements, which speak only as of the date of this Proxy Statement, and in the case of documents incorporated by reference, as of the date of those documents. The Company undertakes no obligation to update or release any revisions to any forward-looking statements or to report any events or circumstances after the date of this Proxy Statement or to reflect the occurrence of unanticipated events, except as required by law.

FORWARD SPLIT

General

On January 20, 2010, our Board of Directors consented in writing without a meeting to a 2 for 1 forward split of the Company's outstanding shares of Common Stock, and recommended the matter be submitted to the Company's stockholders for their approval.

Reasons for the Forward Split

In approving the Forward Split, the Board considered that the Company's Common Stock may not appeal to brokerage firms that are reluctant to recommend securities with low trading volume to their clients. Investors may also be dissuaded from purchasing stocks with low trading volumes. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of stocks with low trading volumes. The Board also believes that most investment funds are reluctant to invest in stocks with low trading volumes.

The Board proposed the Forward Split as one method to attract investors and business opportunities in the Company. The Company believes that the Forward Split may improve the volume of the Company's Common Stock traded and could help generate additional interest in the Company.

However, the effect of the Forward Split upon the market price for the Company's Common Stock cannot be predicted, and the history of similar stock split combinations for companies in like circumstances is varied. The market price of the Company's Common Stock is also based on its performance and other factors, some of which may be unrelated to the number of shares outstanding.

Potential Risks of the Forward Split

Upon effectiveness of the Forward Split, there can be no assurance that the trading volume of the Company's Common Stock will increase at a level in proportion to the increase in the number of outstanding shares resulting from the Forward Split, that the Forward Split will result in a trading volume that will increase the Company's ability to attract and retain employees and other service providers or that the trading volume of the post-split Common Stock will be maintained. The market price and trading volume of the Company's Common Stock will be based on its financial performance, market condition, the market perception of its future prospects, as well as other factors, many of which are unrelated to the number of shares outstanding.

Effects of the Forward Split

General

Pursuant to the Forward Split, each share of the Company's Common Stock issued and outstanding, or held as treasury shares, immediately prior to the effectiveness of the Forward Split, will become 2 shares of the same class of the Company's Common Stock after consummation of the Forward Split.

Effect on Authorized and Outstanding Shares

The Company is currently authorized to issue a maximum of 200,000,000 shares of Common Stock and no shares of preferred stock. There are 1,266,673 shares of Common Stock issued and outstanding, or held as treasury shares. The number of issued and outstanding shares of capital stock, including treasury shares (as well as the number of shares of Common Stock underlying any options, warrants, convertible debt or other derivative securities), will be increased to a number that will be approximately equal to the number of shares of capital stock issued and outstanding, or held as treasury shares, immediately prior to the effectiveness of the Forward Split, multiplied by 2.

With the exception of the number of shares issued and outstanding, or held as treasury shares, the rights and preferences of the shares of Common Stock prior and subsequent to the Forward Split will remain the same. It is not anticipated that the Company's financial condition, the percentage ownership of management, the number of stockholders, or any aspect of the Company's business will materially change as a result of the Forward Split.

The Forward Split will be effected simultaneously for all of the Company's Common Stock and the exchange ratio will be the same for all of the Company's issued and outstanding capital stock. The Forward Split will affect all of our stockholders uniformly and will not affect any stockholder's percentage ownership interests in the Company or proportionate voting power.

The Company will continue to be subject to the periodic reporting requirements of the Exchange Act. The Company's Common Stock is currently registered under Section 12(g) of the Exchange Act and as a result, is subject to periodic reporting and other requirements. The proposed Forward Split will not affect the registration of the Company's Common Stock under the Exchange Act.

Number of Shares of Common Stock Available for Future Issuance

The number of shares of Common Stock the Company is authorized to issue will remain 200,000,000 shares of Common Stock after giving effect to the Forward Split. The ratio of shares of Common Stock issued and outstanding to shares authorized and available for issue will increase after the Forward Split from approximately ..00636% to approximately .01270%. The actual number of shares of Common Stock authorized and available for issuance will decrease as a result of the Forward Split from approximately 198,729,041 shares to 197,458,082 shares.

Effectiveness of the Forward Split

The Company anticipates effectuating the Forward Split, through the filing of a Certificate of Amendment to the Certificate of Incorporation with the Office of the Secretary of State of Delaware, promptly upon receipt of the approval of stockholders at the Special meeting.  After the filing of the Certificate of Incorporation, our Transfer Agent will be instructed to issue each stockholder the additional shares resulting from the Forward Split. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES TO THE COMPANY OR THE TRANSFER AGENT.

Certain Federal Income Tax Consequences

The following discussion summarizing certain federal income tax consequences of the Forward Split is based on the Internal Revenue Code of 1986, as amended (the "Code"), the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices in effect on the date this Proxy Statement was first mailed to stockholders. This discussion is for general information only and does not discuss consequences that may apply to special classes of taxpayers (e.g., non-resident aliens, broker-dealers, or insurance companies).

The receipt of the Common Stock following the effective date of the Forward Split, solely in exchange for the Common Stock held prior to the Forward Split will not generally result in a recognition of gain or loss to the stockholders.

The adjusted tax basis of a stockholder in the Common Stock received after the Forward Split will be the same as the adjusted tax basis of the Common Stock held prior to the Forward Split exchanged therefore, and the holding period of the Common Stock received after the Forward Split will include the holding period of the Common Stock held prior to the Forward Split exchanged therefore. No gain or loss will be recognized by the Company as a result of the Forward Split. The Company's views regarding the tax consequences of the Forward Split are not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts would accept the positions expressed above.

THIS SUMMARY IS PROVIDED FOR GENERAL INFORMATION ONLY AND DOES NOT PURPORT TO ADDRESS ALL ASPECTS OF THE POSSIBLE FEDERAL INCOME TAX CONSEQUENCES OF THE FORWARD SPLIT AND IS NOT INTENDED AS TAX ADVICE TO ANY PERSON. IN PARTICULAR, AND WITHOUT LIMITING THE FOREGOING, THIS SUMMARY ASSUMES THAT THE SHARES OF COMMON STOCK ARE HELD AS "CAPITAL ASSETS" AS DEFINED IN THE CODE, AND DOES NOT CONSIDER THE FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY'S STOCKHOLDERS IN LIGHT OF THEIR INDIVIDUAL INVESTMENT CIRCUMSTANCES OR TO HOLDERS WHO MAY BE SUBJECT TO SPECIAL TREATMENT UNDER THE FEDERAL INCOME TAX LAWS (SUCH AS DEALERS IN SECURITIES, INSURANCE COMPANIES, FOREIGN INDIVIDUALS AND ENTITIES, FINANCIAL INSTITUTIONS AND TAX EXEMPT ENTITIES). IN ADDITION, THIS SUMMARY DOES NOT ADDRESS ANY CONSEQUENCES OF THE FORWARD SPLIT UNDER ANY STATE, LOCAL OR FOREIGN TAX LAWS. THE STATE AND LOCAL TAX CONSEQUENCES OF THE FORWARD SPLIT MAY VARY AS TO EACH STOCKHOLDER DEPENDING ON THE STATE IN WHICH SUCH STOCKHOLDER RESIDES. AS A RESULT, IT IS THE RESPONSIBILITY OF EACH STOCKHOLDER TO OBTAIN AND RELY ON ADVICE FROM HIS, HER OR ITS TAX ADVISOR AS TO, BUT NOT LIMITED TO, THE FOLLOWING: (A) THE EFFECT ON HIS, HER OR ITS TAX SITUATION OF THE FORWARD SPLIT, INCLUDING, BUT NOT LIMITED TO, THE APPLICATION AND EFFECT OF STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX LAWS; (B) THE EFFECT OF POSSIBLE FUTURE LEGISLATION OR REGULATIONS; AND (C) THE REPORTING OF INFORMATION REQUIRED IN CONNECTION WITH THE FORWARD SPLIT ON HIS, HER OR ITS OWN TAX RETURNS. IT WILL BE THE RESPONSIBILITY OF EACH STOCKHOLDER TO PREPARE AND FILE ALL APPROPRIATE FEDERAL, STATE AND LOCAL TAX RETURNS.

EFFECTIVE DATE OF STOCKHOLDER ACTIONS

The Company anticipates effectuating the Forward Split, through the filing of a Certificate of Amendment to the Certificate of Incorporation with the Office of the Secretary of State of Delaware, promptly after receipt of the approval of the stockholders at the Special Meeting.

STOCKHOLDERS SHARING AN ADDRESS

The Company will deliver only one Proxy Statement to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders. The Company undertakes to deliver promptly, upon written or oral request, a separate copy of the Proxy Statement to a stockholder at a shared address to which a single copy of the Proxy Statement is delivered. A stockholder can notify the Company that the stockholder wishes to receive a separate copy of the Proxy Statement by contacting the Company via telephone at (704) 366-5122 or at the address set forth above.

AVAILABLE INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, which requires us to file reports, proxy statements and other information with the SEC. You may inspect and request copies (at prescribed rates) of our reports, proxy statements and other information filed by us at the public reference facilities at the SEC’s office at Judiciary Plaza, 100 F Street, N.E., Washington, D.C. 20549, at the SEC’s Regional Office at Room 1102, Jacob K. Javits Federal Building, 26 Federal Plaza, New York, NY 10278 and at the SEC’s Regional Office at 44 Montgomery Street, Suite 1100, San Francisco, CA 94101. Our reports, proxy statements and other information can also be accessed electronically by means of the SEC’s home page on the Internet at http://www.sec.gov.

STOCKHOLDER PROPOSALS

All stockholder proposals intended to be submitted at the Company’s next annual meeting of stockholders must be received by the Chief Executive Officer of the Company on or before the date to be specified in the Company’s Form 10-Q, which date shall be a reasonable time before we begin to print and mail our proxy materials for such meeting, in order to be considered for inclusion in the Company’s proxy materials for such meeting. Any such proposals should be sent in writing to 11220 Elm Lane, Suite 103, Charlotte, NC 28277, attention Chief Executive Officer.

Appendix A

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
CHANTICLEER HOLDINGS, INC.

Chanticleer Holdings, Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify that:

1. The Certificate of Incorporation of the Corporation is hereby amended by deleting Article Fourth thereof in its entirety and inserting the following in lieu thereof:

"FOURTH: The total number of shares of stock of which the Corporation shall have authority to issue is 200,000,000, all of which shall be shares of Common Stock, par value $.0001 per share.

Upon this Certificate of Amendment to the Certificate of Incorporation of the Corporation becoming effective pursuant to the General Corporation Law of the State of Delaware (the "Effective Time"), each share of the Corporation's common stock, par value $.0001 per share (the "Old Common Stock"), issued and outstanding immediately prior to the Effective Time, will be automatically reclassified as and converted into two (2) shares of common stock, par value $.0001 per share, of the Corporation (the "New Common Stock"). Any stock certificate that, immediately prior to the Effective Time, represented shares of the Old Common Stock will, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent the number of shares of the New Common Stock as equals the product obtained by multiplying the number of shares of Old Common Stock represented by such certificate immediately prior to the Effective Time by two (2) (the "Forward Stock Split")."

2. The foregoing amendment was duly adopted in accordance with the provisions of Sections 242, 141 (by written consent of the board of directors), and 211 (at a special meeting of the stockholders) of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the undersigned has caused this Certificate to be executed on March ___, 2011.

CHANTICLEER HOLDINGS, INC.

By:
Name:
Title:

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

CHANTICLEER HOLDINGS, INC.

PROXY - SPECIAL MEETING OF STOCKHOLDERS
March ___, 2011

The undersigned hereby appoints Michael D. Pruitt, the true and lawful attorney and proxy of the undersigned, with full power of substitution, to vote all of the shares of Common Stock of Chanticleer Holdings, Inc. (the “Company”) which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company to be held at the Company’s headquarters, 11220 Elm Lane, Suite 103, Charlotte, NC 28277, on March ___, 2011, at 9:00 a.m. local time, or at any adjournment thereof.

The undersigned hereby revokes any proxy or proxies heretofore given and acknowledges receipt of a copy of the Notice of Special Meeting and Proxy Statement, both dated February ___, 2011.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREIN GIVEN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED TO APPROVE THE FORWARD SPLIT.

1. To authorize the Company to effect a 2-for-1 forward stock split of the Company’s common stock.

FOR [            ]                     AGAINST [            ]                     ABSTAIN [            ]

NOTE: Your signature should appear the same as your name appears hereon. If signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties in the joint tenancy must sign. When a corporation gives a proxy, an authorized officer should sign it.

Signature:	Date:

Signature:	Date: